Capital management	6 Months Ended
Jun. 30, 2024
Disclosure of capital management [Abstract]
Capital management
22 Capital management
ING manages capital using the IFRS-EU equity position as a basis. ING Group’s Common Equity Tier 1 capital (CET1) ratio remained strong in the first half of 2024. The CET1 ratio decreased from 14.7% at the end of December 2023 to 14.0% at the end of June 2024, mainly due to the EUR 2,500 million deduction from CET1 capital due to the ongoing share buyback programme which was announced in May 2024 and higher risk-weighted assets. This is partially offset by the inclusion of 1,635 million of net profit after dividend reserving.
ING Group’s CET1 target level is around 12.5%. This target level is comfortably above the prevailing Maximum Distributable Amount (MDA) level of 10.71%, implying a management buffer of 179 basis points.
Distribution
ING has reserved EUR 1,723 million of the net profit for distribution outside of CET1 capital in the first six months of the year, reflecting our distribution policy of a 50% pay-out ratio on resilient net profit. Resilient net profit, which is defined as net profit adjusted for significant items not linked to the normal course of business, over the first six months of 2024 is EUR 3,446 million (based on IFRS-EU net result: EUR 3,358 million). This includes a positive P&L adjustment of EUR 88 million related to hyperinflation accounting on Türkiye.
Following our distribution policy of a 50% pay-out ratio on resilient net profit, a final cash dividend over 2023 of EUR 0.756 per share was paid on 3 May 2024. An interim dividend over the first six months of 2024 of EUR 0.35 per share will be paid on 12 August 2024 (representing ~1/3 of resilient net profit over the first six months of 2024).
On 5 February 2024, ING announced that it had completed the EUR 2,500 million share buyback programme which was announced on 2 November 2023.
On 4 March 2024, a share buyback programme of EUR 43 million for the purpose of meeting obligations under the employee share-based compensation plans was completed. The share buyback programme had negligible impact on ING's CET1 ratio.
On 2 May 2024, ING announced a next step to converge the CET1 ratio towards the CET1 target level by distributing a maximum total amount of EUR 2,500 million. The share buyback programme is expected to end no later than 29 October 2024. The share buyback programme had an impact of roughly 77 basis points on Group’s CET1 ratio.
RatingsMoody’s outlook on senior unsecured ratings changed from Stable to Positive. The ratings and outlook from S&P and Fitch remained unchanged in the first six months of 2024.